UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 26, 2020

Digital Media Solutions, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into A Material Definitive Agreement.

On August 26, 2020, Digital Media Solutions Holdings, LLC (“DMSH LLC”), an indirect subsidiary of Digital Media Solutions, Inc. (“DMS Inc.”), Digital Media Solutions, LLC (“DMS LLC”), an indirect subsidiary of DMS Inc., each of the affiliates of DMS LLC party thereto, various financial institutions party thereto and Monroe Capital Management Advisors, LLC (“Monroe”), as Administrative Agent, entered into Amendment No. 4 to Credit Agreement (the “Amendment”).

The Amendment, among other things, amends the Credit Agreement, dated July 3, 2018, by and among DMSH LLC, DMS LLC, each of the affiliates of DMS LLC party thereto, various financial institutions party thereto and Monroe, as Administrative Agent and Lead Arranger (as amended, the “Credit Facility”), to (i) modify the calculation of EBITDA to include certain transaction expenses incurred in connection with the July 15, 2020 business combination between DMS Inc. (f/k/a Leo Holdings Corp.) and DMSH LLC and (ii) exclude the account of SmarterChaos.com LLC, an indirect subsidiary of DMS Inc., containing the proceeds of its payment protection plan loan from deposit account control agreement requirements.

A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

10.1+	Amendment No. 4 to Credit Agreement, dated August 26, 2020, by and among Digital Media Solutions Holdings, LLC, Digital Media Solutions, LLC, each of the affiliates of Digital Media Solutions, LLC party thereto, various financial institutions party thereto and Monroe Capital Management Advisors, LLC, as Administrative Agent

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

+	The schedule to this Exhibit has been omitted in accordance with Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2020

Digital Media Solutions, Inc.

/s/ Ryan Foster
Name:	Ryan Foster
Title:	General Counsel, Executive Vice President of Compliance and Secretary